EXHIBIT 99.1

(1) AEROCENTURY CORP.
(as Buyer)

-and-

(2) GOAL VERWALTUNGSGESELLSCHAFT MBH & CO. PROJEKT NR. 32 KG (as Seller)

AIRCRAFT SALE AND PURCHASE AGREEMENT relating to one (1) Bombardier CRJ900 aircraft with manufacturers serial number 15207

CONTENTS

1.	DEFINITIONS AND INTERPRETATION
2.	REPRESENTATIONS AND WARRANTIES
3.	CONDITIONS
4.	AGREEMENT TO SELL
5.	DELIVERY
6.	INSURANCES AND INDEMNITIES
7.	DELAYED DELIVERY AND FAILURE TO DELIVER
8.	DEPOSIT AND OTHER PAYMENTS
9.	DISCLAIMERS
10.	TAXES, COSTS AND EXPENSES
11.	ASSIGNMENT
12.	MISCELLANEOUS
13.	NOTICES
14.	THIRD PARTIES
15.	GOVERNING LAW
16.	ENFORCEMENT
SCHEDULE 1 THE AIRCRAFT
SCHEDULE 2 ACCEPTANCE CERTIFICATE
SCHEDULE 3 FORM OF BILL OF SALE
SCHEDULE 4 LIST OF DOCUMENTS AND EVIDENCE
SCHEDULE 5 [DELETED]
SCHEDULE 6 FORM OF COMFORT LETTER
SCHEDULE 7 FORM OF CONSENT OF PLEDGEE
SCHEDULE 8 TABLE OF NET PURCHASE PRICE

THIS AGREEMENT is made on ___ September 2016
BETWEEN
(1)
GOAL VERWALTUNGSGESELLSCHAFT MBH & CO. PROJEKT NR. 32 KG., a limited liability partnership organized under the laws of Germany, whose registered office is at Toelzer Strasse 15, 82031 Gruenwald, Germany ("Seller"); and

(2)
AeroCentury Corp., a corporation incorporated under the laws of Delaware, the United States of America, whose registered office is at 1440 Chapin Avenue #310, Burlingame, California 94010, the United States of America ("Buyer").

BACKGROUND
A.
Pursuant to an aircraft operating lease agreement dated 12 February 2008 and entered into between Seller and Adria Airways, Slovenski Letalski Prevoznik D.D. ("Lessee") as lessee (as amended, restated and supplemented from time to time prior to the Effective Time) (the "Lease"), the Seller agreed to lease, and the Lessee has agreed to take on lease, the Aircraft.

B.	The Seller has agreed to sell, and the Buyer has agreed to buy, the Aircraft subject to the Lease on the terms and conditions of this Agreement.
C.	Pursuant to the Novation Agreement, between Lessee, Seller, and Buyer, the Lease will be novated by the Seller to the Buyer at the Effective Time.

IT IS HEREBY AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION
1.1	Definitions
In this Agreement, unless otherwise defined herein, words and expressions defined in the Novation Agreement have the same respective meanings for the purposes of this Agreement, and the following capitalized words and expressions have the respective meanings set forth below:
"Acceptance Certificate" means an acceptance certificate of the Aircraft in the form set out in schedule 2 to be executed by the Buyer in accordance with clause 5.3;
"Aircraft" means:
(a)	the aircraft described in schedule 1, including the Airframe and all Engines and Parts and as further described in the Lease;
(b)	all substituted, renewed and replacement Parts installed in or on such aircraft or any Engine title to which has passed to the Seller pursuant to the Lease prior to Delivery, and
(c)	the Aircraft Documents and, in the case of both (a) and (b), any Part which is for the time being detached from such aircraft but remains the property of Seller pursuant to the Lease;
"Aircraft Documents" has the meaning given to the term "Aircraft Documents" in the Lease;
"Airframe" means the Aircraft, excluding the Engines and the Aircraft Documents;
"Airframe Manufacturer" means Bombardier Inc., a Canada corporation;
"Applicable Law" means, in relation to any jurisdiction, any law, regulation, approval, judgment, order or direction or any other act of any Government Entity of such jurisdiction with which the Seller or the Buyer (as the case may be) is required to comply;

"Bill of Sale" means a bill of sale substantially in the form set out in Schedule 3;
"Business Day" means a day (other than a Saturday, Sunday or holiday scheduled by law) on which banks are open for general business in Munich, German; LLubjana, Slovenia; and San Francisco, USA;
"Buyer Indemnitees" has the meaning given to such term in clause 6.3 herein;
"Buyer's Lien" means any Security Interest that is created by or is attributable to the debts or liabilities of the Buyer;
"Comfort Letter" means the comfort letter in the form of a deed from GOAL German Operating Aircraft Leasing GmbH & Co. KG in the form attached as Schedule 6;
"Companion Aircraft" means the Bombardier CRJ 900 Aircraft MSN 15215, which is being sold by Seller to Buyer contemporaneously with the sale contemplated by this Agreement.
"Consent of Pledgee" means the statement of consent to the transfer of title over the Aircraft issued by Bayerische Landesbank and executed in the form of a deed in the form as attached as Schedule 7;
"Default" has the meaning given to it in the Lease;
"Delivery" means the time at which the Buyer shall obtain title to the Aircraft and/or the Engines in accordance with clause 5.3;
"Delivery Date" means the date on which Delivery occurs;
"Delivery Location" means Ljubljana, Slovenia, or any other location or locations as may be agreed in writing by the Buyer and the Seller;
"Deposit" means $461,250, held by Seller, to be applied to the Purchase Price at Delivery, or refunded to Buyer on the terms and conditions set forth in Section 8.2.
"Disclosure Letter" means any letter delivered by the Seller to the Buyer prior to Delivery in accordance with clause 2.2.7 in the form agreed between the Seller and the Buyer prior to Delivery;
"Dollars" and "$" mean the lawful currency of the United States of America and, in respect of all payments to be made under this Agreement in Dollars, mean funds which are for same day settlement in the Clearing House Interbank Payments System (or such other U.S. dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in United States dollars);
"Effective Time" has the meaning given to it in the Novation Agreement;
"Engine" means, whether or not installed on the Aircraft, each engine specified in schedule 1 and includes all modules and Parts from time to time belonging to or installed in that engine or which having been removed from that engine, remain the property of Seller pursuant to the Lease but excludes any properly replaced engine, title to which has passed to Lessee pursuant to the Lease prior to Delivery;
"Engine Manufacturer" means General Electric Company, a New York corporation;
"Final Delivery Date" means October 31, 2016 or such later date as the parties may agree in writing;
"Government Entity" has the meaning given to the term "Government Entity" in the Lease;
"Lease Delivery" has the meaning given to the term "Delivery" in the Lease;

"Lessee Lien" means:
(a)	any lien for Taxes not assessed or, if assessed, not yet due and payable, or being contested in good faith by appropriate proceedings; and
(b)	any lien of a repairer, mechanic, carrier, hangarkeeper, air navigation authority, airport authority, or other similar lien arising in the ordinary course of business or by operation of law.
"Loss" means any loss, liability, action, claim, proceeding, judgement, penalty, fine, damages, fee, cost and expense;
"Material Damage" means damage with a repair cost reasonably expected to exceed US$500,000 (Five Hundred Thousand United States Dollars);
"Novation Agreement" means the deed of novation and amendment made amongst the Seller, the Buyer and the Lessee on or about the date hereof;
"Part" means, whether or not installed on the Aircraft or an Engine:
(a)	any component, furnishing or equipment (other than a complete Engine or engine) furnished with the Aircraft on Lease Delivery (including the APU and the landing gear); and
(b)	any other component, furnishing or equipment (other than a complete Engine or engine) title to which has passed to the Seller prior to Delivery pursuant to the Lease, but excludes any such items title to which has passed to Lessee prior to Delivery pursuant to the Lease;
"Permitted Lien" means any of the following:
(a)	the Lease and the rights of the Lessee thereunder;
(b)	a Lessee Lien; and
(c)	a Buyer's Lien;
"Proposed Delivery Date" means September 16, 2016, or such other date as determined by this Agreement, or such other date as may be agreed in writing between the Seller and the Buyer as being the date on which Delivery shall occur;

"Purchase Price" means $18,450,000 (EIGHTEEN MILLION FOUR HUNDRED and FIFTY THOUSAND United States Dollars) exclusive of Taxes and any fees;
"Rent" has the meaning given to the term "Rent" in the Lease;
"Residual Security" means the security created by the Slovenian aircraft mortgage over the Aircraft granted by the Seller in favor of Bayerische Landesbank, entered into the Slovenian Aircraft register over the Aircraft on 23 December 2008 under entry no. 815, on the basis of Resolution of County Court in Ljubljana no. 0865 Z 149/2008 in connection with directly enforceable notarial deed no. SV-2775/2008 of 22 December 2008;
"Security Interest" means any mortgage, charge, pledge, lien, assignment, hypothecation, right of set-off or any agreement or arrangement having the effect of creating a security interest;
"Seller Indemnitee" shall mean the entities identified as "Indemnitees" under the Lease as in effect immediately prior to the Effective Time;
"Seller's Lien" means a Security Interest created over or in respect of the Aircraft by or through the Seller or its affiliates (other than (i) the Lease and the rights of the Lessee under the Lease and (ii) the Residual Security);
"Tax" or "Taxes" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature and howsoever described, including any value added or similar tax, imposed, levied, collected or assessed by any Government Entity or taxing authority anywhere in the world together with interest payable in respect of any of the same and penalties imposed or levied in respect of any of the same; and

"Total Loss" has the meaning given to the term "Event of Loss" in the Lease.
1.2	Interpretation
1.2.1	Clause headings and the table of contents are inserted for convenience of reference only, have no legal effect and shall be ignored in the interpretation of this Agreement.
1.2.2	In this Agreement, unless a contrary indication appears:
(a)	references to clauses and schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its schedules;
(b)
references to (or to any specified provision of) this Agreement or any other document shall include this Agreement, that document or the relevant provision as it may from time to time be amended but so that the above is without prejudice to any requirement in any document that the prior consent of any party be obtained;

(c)	a reference to an "amendment" includes a supplement, novation, restatement or re-enactment and "amended" will be construed accordingly;
(d)
references to "law" (i) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (ii) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (iii) includes any judicial or administrative interpretation or application thereof and (iv) is a reference to that provision as amended, substituted or re-enacted;

(e)	words importing the plural shall include the singular and vice versa, and words importing a gender include every gender;
(f)
references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated association or body of persons and any Government Entity, whether or not having separate legal personality and references to the Buyer and the Seller shall be construed so as to include the successors, permitted assignees and permitted transferees of such person;

(g)
a reference to an "approval" shall be construed as a reference to any approval, consent, authorization, exemption, permit, license, registration, filing or enrolment by or with any competent authority;

(h)	a reference to an "authorization" includes an authorization, consent, approval, resolution, license, exemption, filing, registration or notarization; and
(i)
the words "other" and "otherwise" shall not be construed ejusdem generis with any foregoing words where a wider construction is possible and the words "including" and "in particular" shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any foregoing words.

2.	REPRESENTATIONS AND WARRANTIES
2.1 Representations and Warranties by the Buyer.  Buyer hereby represents and warrants to Seller the following:
2.1.1	Status. Buyer is a Delaware corporation duly incorporated and validly existing under the law of its jurisdiction of incorporation.
2.1.2	Business. Buyer has the power to own its assets and carry on its business as it is being conducted.
2.1.3
Binding obligations. The obligations expressed to be assumed by Buyer in this Agreement and the Novation Agreement (as the case may be) are, subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered to it pursuant to clause 3, legal, valid, binding and enforceable obligations.

2.1.4
Non-conflict with other obligations. The entry into and performance by Buyer of, and the transactions contemplated by, this Agreement and the Novation Agreement (as the case may be) do not and will not conflict with:

(a)	any Applicable Law;
(b)	its constitutional documents; or
(c)	any agreement or instrument binding upon the Buyer or any of its assets.
2.1.5
Power and authority. Buyer has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, this Agreement and the Novation Agreement (as the case may be) and the transactions contemplated by this Agreement and the Novation Agreement (as the case may be).

2.2 Representations and Warranties by the Seller  Seller hereby represents and warrants to Buyer the following:
2.2.1	Status. Seller is duly organized and validly existing under the law of its jurisdiction of organization.
2.2.2	Business. Seller has the power to own its assets and carry on its business as it is being conducted.
2.2.3
Binding obligations. The obligations expressed to be assumed by Seller in this Agreement and the Novation Agreement (as applicable) are, subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered to it pursuant to clause 3, legal, valid, binding and enforceable obligations.

2.2.4
Non-conflict with other obligations. The entry into and performance by Seller of, and the transactions contemplated by, this Agreement and the Novation Agreement (as the case may be) do not and will not conflict with:

(a)	any Applicable Law;
(b)	its constitutional documents; or
(c)	any agreement or instrument binding upon the Seller or any of its assets.
2.2.5
Power and authority. Seller has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, this Agreement and the Novation Agreement (as the case may be) and the transactions contemplated by this Agreement and the Novation Agreement (as the case may be).

2.2.6	Claims. To the best of the Seller's knowledge:
(a)	the Seller has complied in full with all of its obligations under the Lease; and
(b)	there are no claims or disputes which have been asserted or which, to the best of the Seller's knowledge could be validly asserted against the Seller by the Lessee (or vice versa).

2.2.7
No Payment Default, Total Loss or Material Damage. Subject to any matter that is disclosed in or by the terms of any Disclosure Letter relating to matters referred to in this clause 2.2.7, to the best of Seller's knowledge:

(a)
no material Default (including without limitation any payment Default in respect of any payment of Rent or Maintenance Reserve Guarantee Amounts or in respect of any payments under the Maintenance Contract, but expressly excluding any Default which may automatically have occurred as a result of (i) any delayed or outstanding payment obligations by the Lessee to a third party including any suppliers, air navigation authorities, airport authorities or any other providers of services to Lessee or (ii) the non-receipt by the Seller of the additional deposit required under clause 5.14 of the Lease) has occurred and is continuing; and

(b)	no Total Loss or Material Damage has occurred with respect to the Aircraft.
2.3	Repetition
The representations and warranties in clauses 2.1. and 2.2 shall be deemed to be repeated by the Seller and the Buyer as applicable, on the Delivery Date with reference to the facts and circumstances then existing.
2.4	Remedies
The rights and remedies of either party in relation to any misrepresentation or breach of warranty on the part of the other party shall not be prejudiced by any investigation by or on behalf of the first party into the affairs of any party to this Agreement or the Novation Agreement, by the performance of this Agreement or the Novation Agreement, or by any other act or thing which may be done or omitted to be done by the beneficiary of the relevant representation or warranty under this Agreement or the Novation Agreement and which would or might, but for this clause 2.4, prejudice such rights and remedies.
3.	CONDITIONS
3.1	Seller's Conditions
The obligation of the Seller to sell and deliver the Aircraft in accordance with the terms of this Agreement is subject to the condition that, on or prior to Delivery, the Seller shall have received the documents and evidence specified in part 1 of Schedule 4 in form and substance reasonably satisfactory to the Seller. The obligation of the Seller to sell and deliver the Aircraft in accordance with the terms under this Agreement is subject to the further conditions that, immediately prior to Delivery:
3.1.1
the representations and warranties made by the Buyer in clause 2 and by the Buyer and the Lessee in the Novation Agreement shall be true and correct as if each were made with respect to the facts and circumstances existing immediately prior to the time when Delivery is to take place;

3.1.2	the Seller's conditions precedent described in the Novation Agreement have been satisfied;
3.1.3	the Seller shall have received the Purchase Price in cleared funds;
3.1.4	the Aircraft and the Engines shall be in the Delivery Location;
3.1.5	neither the Aircraft nor the Engines shall have suffered a Total Loss or Material Damage; and
3.1.6	Seller and Buyer shall close the purchase and sale of the Companion Aircraft contemporaneously with the sale of the Aircraft.
The conditions specified in clause 3.1 are inserted for the sole benefit of the Seller and may be waived or deferred in whole or in part and with or without conditions by the Seller.

3.2	Buyer's Conditions
The obligation of the Buyer to purchase and accept delivery of the Aircraft from the Seller under this Agreement is subject to the condition that, on or prior to Delivery, the Buyer shall have received the documents and evidence specified in part 2 of Schedule 4 in form and substance reasonably satisfactory to the Buyer.  The obligation of the Buyer to purchase and accept delivery of the Aircraft from the Seller under this Agreement is subject to the further conditions that, immediately prior to Delivery:
3.2.1
the Aircraft shall be free from any Seller's Liens, it being expressly agreed and acknowledged that title to the Aircraft may transfer prior to release of and subject to the Residual Security provided that (i) the Consent of Pledgee to the Aircraft title transfer duly executed but left undated shall have been delivered to the Seller's Slovenian counsel who shall have confirmed receipt of the same prior to Delivery, (ii) Seller's Slovenian counsel shall release the fully executed Consent of Pledgee to the Buyer's Slovenian counsel upon Delivery (and in any event on the day of Delivery) (ii) all executed documents from the holder of the Residual Security and Seller necessary to release and discharge the Residual Security over the Aircraft shall have been delivered to Seller's Slovenian counsel prior to Delivery and Seller's Slovenian counsel shall have confirmed receipt of the same.

3.2.2
the representations and warranties made by the Seller in clause 2 and by the Seller and the Lessee in the Novation Agreement shall be true and correct as if each were made with respect to the facts and circumstances existing immediately prior to the time when Delivery is to take place and the Buyer shall be satisfied, acting reasonably, with regard to any matters disclosed by the Seller in any Disclosure Letter;

3.2.3
no payment Default in respect of any payment of Rent or Maintenance Reserve Guarantee Amounts or in respect of any payments under the Maintenance Contract (but expressly excluding any Default which may automatically have occurred as a result of (i) any delayed or outstanding payment obligations by the Lessee to a third party including any suppliers, air navigation authorities, airport authorities or any other providers of services to Lessee or (ii) the non-receipt by the Seller of the additional deposit required under clause 5.14 of the Lease) has occurred and is continuing;

3.2.4	the Aircraft shall be in the Delivery Location;
3.2.5	neither the Aircraft nor the Engines shall have suffered a Total Loss or Material Damage; and
3.2.6	Seller and Buyer shall close the purchase and sale of the Companion Aircraft contemporaneously with the sale of the Aircraft.
The conditions specified in clause 3.2 are inserted for the sole benefit of the Buyer and may be waived or deferred in whole or in part and with or without conditions by the Buyer.

4.	AGREEMENT TO SELL
4.1	Purchase and Sale
The Seller agrees to sell the Aircraft to the Buyer with full title guarantee upon and subject to the terms and conditions of this Agreement, subject to the Lease and any other Permitted Liens, in consideration of the payment by the Buyer of the Purchase Price and the Buyer agrees to accept delivery of the Aircraft upon such sale.  Buyer acknowledges that, as set forth in Section 3.2.1, at Delivery, the Residual Security will have been released but not yet discharged due to the fact that court proceedings are necessary to finally accomplish such discharge.
5.	DELIVERY
5.1	Delivery
Subject to the terms and conditions of this Agreement, delivery of the Aircraft shall take place on the Proposed Delivery Date at the Delivery Location.
5.2	Condition of Aircraft
The Aircraft shall be sold in an "AS-IS, WHERE-IS" condition with all faults.
5.3	Transfer of Title and Payment of Purchase Price
Subject to the terms and conditions of this Agreement, the sale and transfer of title to the Aircraft by the Seller to the Buyer under this Agreement shall take place by execution and delivery of a Bill of Sale by the Seller to the Buyer in the form attached as Schedule 3.  Immediately prior to Delivery, the Buyer shall execute the Acceptance Certificate in the form attached as Schedule 2 and the Buyer shall pay the Purchase Price to the Seller. The delivery by the Buyer to the Seller of the Acceptance Certificate duly executed shall constitute conclusive proof, as between the Buyer and the Seller, of the matters therein stated by the Buyer. Immediately upon receipt of the Acceptance Certificate, duly executed by the Buyer, and of the Purchase Price from the Buyer, the Seller shall deliver the Bill of Sale, duly executed by the Seller, to the Buyer.
5.4	Effective Time
The Seller and the Buyer agree that Delivery shall be the Effective Time and that, immediately following Delivery, the Seller and the Buyer shall notify the Lessee, in accordance with the Novation Agreement, that the Effective Time has occurred and that Delivery and the transactions contemplated by the Novation Agreement has occurred in accordance with, and in the sequence of events set out in, section 5 of the Novation Agreement.
5.5	Acceptance
Delivery of the Aircraft shall be conclusive proof (as between the Seller and the Buyer) that the Buyer has examined and investigated the Aircraft to the extent it considers necessary and that the Aircraft is satisfactory to the Buyer.
5.6	Risk
All risk of loss or destruction of the Aircraft or damage to the Aircraft shall pass from the Seller to the Buyer upon Delivery.
5.7	Delivery Location
The Seller and the Buyer shall co‑operate with a view to ensuring that the Delivery Location shall be in a jurisdiction where no Taxes will be imposed upon the Seller or the Buyer as a result of the sale and delivery of the Aircraft pursuant to this Agreement.
5.8	Lessee in Possession
The Buyer acknowledges that the Aircraft will, following the transfer of title contemplated by clause 5.3, remain in the possession of the Lessee, and the Seller shall not be obliged to give or effect physical delivery of the Aircraft to the Buyer.

6.	INSURANCES AND INDEMNITIES
6.1
The Buyer agrees that for a period of 2 (two years) from Delivery, it will procure that each of the Seller Indemnitees be named as an additional insured in accordance with clause 18.2 of the Lease. On or before Delivery, the Lessee or the Buyer shall deliver to the Seller a certificate and broker's undertaking (each in form and substance satisfactory to the Seller), in respect of such insurance.

6.2	Operational indemnity Buyer
The Buyer will indemnify and hold each Seller Indemnitee harmless on an after-tax basis from all Losses imposed on, incurred by or asserted against such Seller Indemnitee (regardless of the relevant currency) in any way arising out of or connected in any way with:
6.2.1
the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, acceptance, export, import, leasing, maintenance, repair, service, modification, overhaul, replacement, removal, de-registration or redelivery of the Aircraft; any loss of or damage to the Aircraft; any loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters; and

6.2.2	any breach by the Buyer of any of its obligations under this Agreement or the Novation Agreement;
provided, however, that the indemnities contained in this Clause 6.2 shall not extend to Losses with respect to any Seller Indemnitee:
(i)	to the extent that such Losses arise out of any act, omission, event or circumstance occurring prior to Delivery;
(ii)	to the extent that such Losses are caused by the gross negligence, willful misconduct or fraud by such Seller Indemnitee;
(iii)	to the extent that such Losses represent a Tax or loss of Tax benefits.
6.3	Operational Indemnity Seller
The Seller will indemnify and hold Buyer and, its management company, JetFleet Management Corp., and their respective agents, employees, officers and directors (collectively the "Buyer Indemnitees") harmless on an after-tax basis from all Losses imposed on, incurred by or asserted against such Buyer Indemnitee (regardless of the relevant currency) in any way arising out of or connected in any way with:
6.3.1
the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, acceptance, export, import, leasing, maintenance, repair, service, modification, overhaul, replacement, removal, de-registration or redelivery of the Aircraft; any loss of or damage to the Aircraft; any loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters; and

6.3.2	any breach by the Seller of any of Seller's obligations under this Agreement or the Novation Agreement;
provided, however, the indemnities contained in this Clause 6.3 shall not extend to Losses with respect to any Buyer Indemnitee:
(i)	to the extent that such Losses arise out of any act, omission, event or circumstance occurring after Delivery;
(ii)	to the extent that such Losses are caused by the gross negligence, willful misconduct or fraud by such Buyer Indemnitee; or
(iii)	to the extent that such Losses represent a Tax or loss of Tax benefits.

7.	DELAYED DELIVERY AND FAILURE TO DELIVER
7.1	Total Loss or Material Damage before Delivery
7.1.1
If before Delivery the Aircraft suffers a Total Loss or Material Damage, the Seller shall notify the Buyer in writing thereof as soon as practicable after being notified of such event and, with effect from the date of such Total Loss or Material Damage, the Seller's obligation to sell and the Buyer's obligation to purchase the Aircraft shall terminate.

7.1.2
If before Delivery an event occurs which, with the passage of time and/or the satisfaction of any other condition, would in the opinion of the Seller constitute a Total Loss or Material Damage of the Aircraft the Seller shall notify the Buyer in writing thereof as soon as practicable after being notified of such event and, for so long as such event continues, the Buyer shall be under no obligation to buy, and the Seller shall be under no obligation to sell, the Aircraft.

7.2	Final Delivery Date
If Delivery shall not have occurred on or before the Final Delivery Date, each party shall have the right to terminate this Agreement, upon such termination the obligation of the Seller to sell, and of the Buyer to buy, the Aircraft shall be terminated immediately.

8.	DEPOSIT AND OTHER PAYMENTS
8.1	Deposit
The Seller acknowledges that it has received the Deposit of $461,250 prior to the date of this Agreement. The Deposit shall be applied by the Seller immediately prior to Delivery in partial satisfaction of the Purchase Price.
8.2	Refund
The Deposit and any part thereof is the sole unencumbered property of the Seller, shall be held by the Seller as security for the Buyer's obligations under this Agreement on the terms stated herein, and is non-refundable except in the following circumstances: (i) the Buyer and Seller cannot, after good faith negotiations, agree to closing provisions which result in no VAT, GST, sales, use or similar tax or customs tax being payable with respect to the transaction contemplated by this Agreement and the Novation Agreement; (ii) the Lessee does not execute the Novation Agreement, or the assignment of the Lease pursuant thereto does not occur due to failure of Lessee or Existing Lessor to satisfy respective conditions precedent thereunder on or before the Final Delivery Date; or (iii) if the Aircraft suffers a Total Loss or Material Damage prior to Delivery and the Seller receives notice thereof.
If the Deposit becomes refundable pursuant to this clause 8.2, an amount equal to the Deposit received by the Seller will be refunded by the Seller to the Buyer within 5 (five) Business Days from receipt of a notice from the Buyer to the Seller thereof.
8.3	Rent
8.3.1
In consideration of the agreement by the Buyer to enter into the Novation Agreement and of the Buyer's covenants and undertakings hereunder, the Seller, agrees to pay to the Buyer on the Delivery Date such portion of  the Rent paid in advance prior to the Delivery Date by the Lessee to the Seller under the Lease attributable to the portion of the period commencing after the Delivery Date for which advance rental payment was received; such Rent payments being prorated to the period specified above on the basis of a 30 day month.

8.3.2	Any payments to be made by the Seller to the Buyer pursuant to clause 8.3.1 shall, when due, be credited towards the Purchase Price due to the Seller at Delivery.
8.4	Security Deposit
8.4.1
In consideration of the agreement by the Buyer to enter into the Novation Agreement and of the Buyer's covenants and undertakings hereunder, the Seller hereby agrees to transfer an amount of US$236,750 to the Buyer on Delivery, being part of the cash security deposit held by Seller under the lease.

8.4.2	Any payments to be made by the Seller to the Buyer pursuant to clause 8.4.1 shall, when due, be credited towards the Purchase Price due to the Seller at Delivery.

8.5	Maintenance Reserve Guarantee Amounts
8.5.1
The Seller hereby agrees to transfer the total balance of the Maintenance Reserve Guarantee Amounts held by Seller and specified in Part 2 of Schedule C to the Novation Agreement to the Buyer on Delivery.

8.5.2	Any payments to be made by the Seller to the Buyer pursuant to clause 8.5.1 shall, when due, be credited towards the Purchase Price due to the Seller at Delivery.
8.6	Net Purchase Price
The Seller and the Buyer hereby agree that the net Purchase Price, being the Purchase Price net off any amounts credited towards the Purchase Price pursuant to clauses 8.1 (Deposit), 8.3 (Rent), 8.4 (Security Deposit) and 8.5 (Maintenance Reserve Guarantee Amounts) shall be the amount set out in Schedule 8 hereto for the date which corresponds to the Delivery Date.
8.7	Payment Accounts
8.7.1
All payments to be made under this Agreement by the Buyer to the Seller shall be made in immediately available funds, so that the Seller receives credit for the full amount of such payment on the due date, to the account of the Seller at:

Bank: Wells Fargo Bank, N.A., New York
SWIFT: PNBPUS3NNYC
ABA: Chips ABA ###################
Account No.: ######################
Beneficiary: Bayerische Landesbank
Swift Code: BYLADEMM
Reference:	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

8.8	Withholdings
All payments under this Agreement from the Buyer to the Seller shall be made in full without any deduction or withholding (whether in respect of set-off, counter-claim, duties, Taxes, charges or otherwise howsoever) unless the Buyer is prohibited by law from doing so, in which event the Buyer shall:
(a)	ensure that the deduction or withholding does not exceed the minimum amount legally required;
(b)	forthwith pay to the Seller such additional amount as shall result in the net amount received by the Seller being equal to the amount which would have been received by the Seller had such a deduction or withholding not been made;
(c)	pay to the relevant Taxation or other authorities within the period for payment permitted by Applicable Law the full amount of the deduction or withholding; and
(d)	upon request in writing from the Seller to the Buyer deliver to the Seller any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.
9.	DISCLAIMERS
DISCLAIMER AND WAIVER

THE BUYER EXPRESSLY AGREES AND ACKNOWLEDGES THAT SAVE ONLY AS EXPRESSLY PROVIDED IN CLAUSE 2.2.7 OF THIS AGREEMENT, NO CONDITION, WARRANTY OR REPRESENTATION OF ANY KIND IS OR HAS BEEN GIVEN BY OR ON BEHALF OF THE SELLER OR ANY SELLER INDEMNITEE IN RESPECT OF THE AIRCRAFT OR ANY PART THEREOF. THE BUYER UNCONDITIONALLY AGREES THAT THE AIRCRAFT AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN "AS IS, WHERE IS" CONDITION WITH ALL FAULTS (WHETHER OR NOT DISCOVERABLE BY INSPECTION), AND ACCORDINGLY THE BUYER CONFIRMS THAT IT HAS NOT, IN ENTERING INTO THIS AGREEMENT, RELIED ON ANY CONDITION, WARRANTY OR REPRESENTATION BY THE SELLER OR ANY SELLER INDEMNITEE OR ANY PERSON ON THEIR BEHALF EXPRESS OR IMPLIED, WHETHER ARISING BY LAW OR OTHERWISE IN RELATION TO THE AIRCRAFT OR ANY PART THEREOF, INCLUDING, WITHOUT LIMITATION, WARRANTIES OR REPRESENTATIONS AS TO THE DESCRIPTION, AIRWORTHINESS, SUITABILITY, QUALITY, SATISFACTORY QUALITY, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, VALUE, STATE, CONDITION, APPEARANCE, SAFETY, DURABILITY, DESIGN OR OPERATION OF ANY KIND OR NATURE OF THE AIRCRAFT OR ANY PART THEREOF, AND THE BENEFIT OF ANY SUCH CONDITION, WARRANTY OR REPRESENTATION BY THE SELLER AND ANY SELLER INDEMNITEE IS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVED BY THE BUYER TO THE EXTENT PERMISSIBLE UNDER APPLICABLE LAW. THE BUYER HEREBY ALSO IRREVOCABLY WAIVES ANY RIGHTS WHICH IT MAY HAVE IN TORT IN RESPECT OF ANY OF THE MATTERS REFERRED TO ABOVE AND IRREVOCABLY AGREES THAT NEITHER THE SELLER NOR ANY SELLER INDEMNITEE SHALL HAVE ANY GREATER LIABILITY IN TORT IN RESPECT OF ANY SUCH MATTER THAN IT WOULD HAVE IN CONTRACT AFTER TAKING ACCOUNT OF ALL OF THE FOREGOING EXCLUSIONS.  NO THIRD PARTY MAKING ANY REPRESENTATION OR WARRANTY RELATING TO THE AIRCRAFT OR ANY PART THEREOF IS THE AGENT OF THE SELLER NOR HAS ANY SUCH THIRD PARTY AUTHORITY TO BIND THE SELLER OR ANY SELLER INDEMNITEE THEREBY.  NOTWITHSTANDING ANYTHING CONTAINED ABOVE, NOTHING CONTAINED HEREIN IS INTENDED TO OBVIATE, REMOVE OR WAIVE ANY RIGHTS OF WARRANTY OR OTHER CLAIMS RELATING THERETO WHICH THE BUYER, THE SELLER OR ANY SELLER INDEMNITEE MAY HAVE AGAINST THE AIRFRAME MANUFACTURER OR THE ENGINE MANUFACTURER OR THE SUPPLIER OF ANY PART OR ANY OTHER THIRD PARTY.
LESSEES AND THE LEASES
THE BUYER ACKNOWLEDGES THAT IT HAS BEEN AND WILL BE SOLELY RESPONSIBLE FOR MAKING ITS OWN INDEPENDENT INVESTIGATION AND APPRAISAL OF THE OPERATIONS, FINANCIAL CONDITION, CREDITWORTHINESS, STATUS AND AFFAIRS OF THE LESSEE, AND OF THE PROVISIONS OF THE LEASE, AND HAS NOT RELIED, AND WILL NOT AT ANY TIME RELY, ON SELLER OR ANY SELLER INDEMNITEE:
(a)	TO PROVIDE BUYER WITH ANY INFORMATION RELATING TO ANY SUCH MATTERS; OR
(b)	TO CHECK OR ENQUIRE INTO THE ADEQUACY, ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED BY THE LESSEE PURSUANT TO OR IN RELATION TO THE LEASE; OR
(C) TO ASSESS OR KEEP UNDER REVIEW ANY SUCH MATTERS.
ACCEPTANCE CERTIFICATE
DELIVERY OF THE ACCEPTANCE CERTIFICATE BY THE BUYER TO THE SELLER SHALL BE CONCLUSIVE PROOF, AS BETWEEN THE BUYER AND THE SELLER, THAT THE BUYER HAS EXAMINED AND INVESTIGATED THE AIRCRAFT AND EACH PART THEREOF AND THAT THE AIRCRAFT IS SATISFACTORY TO THE BUYER IN ALL RESPECTS.

10.	TAXES, COSTS AND EXPENSES
10.1	VAT/GST
The Purchase Price is exclusive of any value added tax, goods and services tax, or similar tax payable in any jurisdiction.
10.2	Tax Indemnity
The Buyer shall pay all Taxes imposed on or in connection with this Agreement or the Bill of Sale and the transactions contemplated hereby or thereby (including without limitation the sale of the Aircraft and the payment and receipt of the Purchase Price) and shall indemnify each Seller Indemnitee and hold each Seller Indemnitee harmless against all such Taxes in each case regardless of when such Taxes are suffered or informed other than in respect of any such Seller Indemnitee:
10.2.1	any Taxes imposed on the overall income, profits or gains of such Seller Indemnitee in the jurisdiction of its incorporation or tax residence; or
10.2.2	any Taxes arising as a result of the gross negligence or willful misconduct of the relevant Seller Indemnitee.
10.3	Seller Not Liable For Taxes
The Seller shall not be obliged to pay any Taxes imposed on it, the Buyer or any other party on or in connection with this Agreement and/or the Bill of Sale and/or the transactions contemplated herein or therein and shall not be obliged to indemnify the Buyer or any other party or to otherwise make any payment, with respect to any such Taxes imposed on either such other party.
10.4	Out of Pocket Costs
Each of the Seller and the Buyer shall bear their own costs (including legal, professional and out-of-pocket expenses) incurred in the preparation, negotiation and completion of this Agreement and the Novation Agreement. Seller shall be solely responsible for the costs and expenses incurred in the negotiation, drafting and filing of release of any Security Interests, other than Permitted Liens on the Aircraft.  Buyer shall be solely responsible for the costs and expenses incurred in the negotiation, drafting and filing of any Buyer's Liens on the Aircraft.
10.5	Duties and Fees
The Buyer shall bear, and indemnify the Seller in respect of, any duties or fees in connection with the transfer of title to the Aircraft from Seller to Buyer.

11.	ASSIGNMENT
11.1	Seller Assignment
The Seller may not assign or transfer any of its rights or duties under this Agreement without the prior written consent of the Buyer.
11.2	Buyer Assignment
The Buyer may not assign or transfer any of its rights or duties under this Agreement without the prior written consent of the Seller.
12.	MISCELLANEOUS
12.1
This Agreement (together with the Novation Agreement when executed and all documents which are required by the terms of this Agreement and the Novation Agreement to be entered into by the parties or any of them, when such documents are executed) contains the entire agreement and understanding between the Buyer and the Seller relating to the sale of the Aircraft and supersedes any previous understanding, commitment, agreement or representative whatsoever, oral or written. This Agreement may only be amended by an instrument in writing entered into on or after the date of this Agreement executed by or on behalf of the Buyer and the Seller.

12.2
Without prejudice to clause 9 (Disclaimers) the powers, rights and remedies conferred on the Buyer and the Seller respectively under this Agreement are cumulative and are additional to, and not exclusive of, any powers, rights or remedies provided by law or otherwise available to them and in addition:

12.2.1	no waiver shall be effective unless specifically made in writing and signed by a duly authorized officer of the party granting such waiver;
12.2.2
subject to clause 12.2.4 below, neither the single or partial exercise or temporary or partial waiver by the Buyer or the Seller of any right, nor the failure by the Buyer or the Seller to exercise in whole or in part any right or to insist on the strict performance of any provision of this Agreement, nor the discontinuance, abandonment or adverse determination of any proceedings taken by the Buyer or the Seller to enforce any right or any such provision shall (except for the period or to the extent covered by any such temporary or partial waiver) operate as a waiver of, or preclude any exercise or enforcement or (as the case may be) further or other exercise or enforcement by the Buyer or the Seller of, that or any other right or provision;

12.2.3	all references in clause 12.2.2:
12.2.3.1	to any right shall include any power, right or remedy conferred by this Agreement on, or provided by law or otherwise available to, the Buyer or the Seller; and
12.2.3.2	to any failure to do something shall include any delay in doing it; and
12.2.4
the giving by the Buyer or the Seller of any consent to any act which by the terms of this Agreement requires such consent shall not prejudice the Buyer's or the Seller's right to withhold or give consent to the doing of any similar act.

12.3
This Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Agreement by e-mail attachment or telecopy shall be an effective mode of delivery. In relation to each counterpart, upon confirmation by or on behalf of a party that such party authorizes the attachment of its counterpart signature page to the final text of this Agreement, such counterpart signature page shall take effect, together with such final text, as a complete authoritative counterpart.

12.4
If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

12.5
This Agreement is a confidential document between the Seller and the Buyer and shall not be disclosed by either party to third parties other than such party's auditors, shareholders, affiliates, legal, insurance or other professional advisors, or as required by the listing rules of any stock exchange on which either party is listed or as required by applicable law or by any competent Government Entity or other competent authority) without the prior written consent of the other parties.  No party shall give any press release or make any other public disclosure of the existence of this Agreement and the transactions contemplated hereby and thereby without the prior written consent of the other parties.

12.6
Buyer agrees that it shall not, and shall procure that no financier of the Buyer or any party claiming through the Buyer, register any international interest (prospective or otherwise) in the Aircraft pursuant to the Cape Town Convention prior to Delivery.

13.	NOTICES
13.1	Communications in writing
Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.
13.2	Addresses
The address or fax number (and the department or officer for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Agreement is that identified with the name of the Seller or the Buyer at 13.2.1 or 13.2.2 below or any substitute address, fax number or department or officer as the relevant party may notify to the other by not less than five Business Days' notice.
13.2.1	the Seller at:
Address: Toelzer Strasse 15,

82031 Gruenwald, Germany

Fax: +49 89 64143 611
Email: contracts@goal-leasing.de
Attention: Managing Director
13.2.2	the Buyer at:
AeroCentury Corp.
Address: 1440 Chapin Avenue #310
Burlingame, CA 94010
United States of America
Facsimile: +1-650-696-3929
Attention: President
13.3	Delivery
Any communication or document made or delivered by one person to another under or in connection with this Agreement shall be in writing and will only be effective:
13.3.1	if by way of fax, when received in legible form; or
13.3.2	if by way of letter, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under clause 13.2, if addressed to that department or officer.
13.4	Notification of address and fax number
Each party shall notify the other promptly of changing its own address or fax number.
13.5	Electronic communication
13.5.1	Any communication to be made between the Seller and the Buyer under or in connection with this Agreement may be made by electronic mail or other electronic means, if the parties:
13.5.1.1	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;
13.5.1.2	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and
13.5.1.3	notify each other of any change to their address or any other such information supplied by them.
13.5.2	Any electronic communication made between the Seller and the Buyer will be effective only when actually received in readable form.

13.6	English language
13.6.1	Any notice given under or in connection with this Agreement must be in English.
13.6.2	All other documents provided by the Buyer under or in connection with this Agreement must be:
13.6.2.1	in English; or
13.6.2.2
if not in English, and if so required by the Seller, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

14.	THIRD PARTIES
A person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, save for the Seller Indemnitees and the Buyer Indemnitees and their successors and assigns. The consent of any third party is not required for any variation or termination of this Agreement.
15.	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in relation to this Agreement are governed by and shall be construed in accordance with the law of England and Wales.

16.	ENFORCEMENT
16.1	Jurisdiction
(a)
The courts of England have exclusive jurisdiction over any dispute arising out of or in connection with this Agreement or any non-contractual obligations arising out or connected with it (including a dispute regarding the existence, validity or termination of this Agreement) ("Dispute").

(b)
The parties agree that the courts identified in clause 16.1(a) are the most appropriate and convenient courts to settle Disputes and accordingly neither party will argue to the contrary, and each party irrevocably submits to the jurisdiction of such courts and waives any objection to the exercise of such jurisdiction.

16.2	Service of process
Without prejudice to any other mode of service allowed under any relevant law the Buyer and the Seller:
16.2.1	irrevocably appoints:
(a) ACY SN 19002 Limited c/o Templeco, 16 Old Bailey, London EC4M 7EG, England with respect to the Buyer; and
(b) Norose Notices Limited of 3 More London Riverside, London SE1 2AQ, England with respect to the Seller, as its agent for service of process in relation to any proceedings before the courts identified in clause 16.1 in connection with this Agreement; and
16.2.2	agrees that failure by a process agent to notify the relevant party of the process will not invalidate the proceedings concerned.
IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed the day and year first above written.

EXECUTION PAGE
Seller

SIGNED for and on behalf of GOAL VERWALTUNGSGESELLSCHAFT MBH & CO. PROJEKT NR. 32 KG by its

Buyer

SIGNED for and on behalf of AEROCENTURY CORP. by its	) ) ) ) )

SCHEDULE 1
 THE AIRCRAFT
Airframe
Manufacturer: Bombardier Inc., a Canada corporation
Model:    CRJ900
Serial Number: 15207

Engines
Manufacturer: General Electric Company, a New York corporation
Model:    CF34-8C5
Serial Numbers:           194770 and 194771

SCHEDULE 2
 ACCEPTANCE CERTIFICATE
AeroCentury Corp. ("Buyer") hereby certifies to and for the benefit of GOAL VERWALTUNGSGESELLSCHAFT MBH & CO. PROJEKT NR. 32 KG ("Seller") that pursuant to the aircraft sale and purchase agreement dated [●] between Buyer and Seller ("Sale Agreement") relating to: (i) one (1) Bombardier CRJ900 aircraft bearing manufacturer's serial number ______; (ii) two (2) General Electric ________ engines bearing manufacturer's serial numbers ________________; (iii) all equipment, accessories and Parts belonging to, installed in or appurtenant to such aircraft or engines to the extent that title thereto has been vested in Seller under the Lease; and (iv) the Aircraft Documents to the extent that title thereto has been vested in Seller under the Lease; (all of (i) to (iv) referred to herein as the "Aircraft"):

(a)	it has inspected and found satisfactory the Aircraft for all purposes under the Sale Agreement; and
(b)	it has inspected and found satisfactory all of the Aircraft Documents for all purposes under the Sale Agreement; and
(c)	it has inspected and found satisfactory all information provided to it in connection with its inspection of the Aircraft.
Buyer hereby unconditionally and irrevocably acknowledges that (1) it has accepted the Aircraft in an "AS-IS, WHERE-IS" condition with all faults (whether or not discoverable by inspection), (2) it has no rights or claims whatsoever against Seller in respect of the condition of the Aircraft or the Aircraft Documents or any matter specified above or any of the other matters referred to in Clauses 9 (Disclaimers) and 5.5 (Acceptance) of the Sale Agreement, and (3) the provisions of Clauses 9 (Disclaimers) and 5.5 (Acceptance) of the Sale Agreement are hereby repeated as if set forth herein in full.
As of Delivery the Aircraft is located at __________________.
Capitalized terms in this Acceptance Certificate but not otherwise defined herein shall have the same meaning as used in the Sale Agreement.
Date:  ____________
SIGNED for and on behalf of AeroCentury Corp.
………………………………………………
By:
Title:

SCHEDULE 3
 FORM OF BILL OF SALE

BY THIS BILL OF SALE GOAL Verwaltungsgesellschaft mbH & Co. Projekt Nr. 32 KG (Seller) does at  [•] hours CET time on this [•] day of [•] 2016, while the Aircraft specified below is at [●], with full title guarantee and clear of any Security Interests expect for any Permitted Liens, sell, grant and transfer, in accordance with the terms of an Aircraft Sale and Purchase Agreement dated [•] 2016 (Sale Agreement) and made between the Seller and AeroCentury Corp. (Buyer), all its rights, title and interest in and to the Aircraft specified below to the Buyer for and in consideration of the Purchase Price (as defined in the Sale Agreement) receipt of which is hereby acknowledged by Seller:
1	one (1) Bombardier CRJ900 aircraft bearing manufacturer's serial number _________;
2	two (2) General Electric CF34-8C5 engines bearing manufacturer's serial numbers ___________________;
3	all equipment, accessories and Parts belonging to, installed in or appurtenant to such aircraft or engines to the extent that title thereto has been vested in Seller under the Lease; and
4	the Aircraft Documents to the extent that title thereto has been vested in Seller under the Lease;
(referred to herein as the "Aircraft").
The Seller hereby warrants to the Buyer that the Aircraft is hereby conveyed to Buyer "as is where is" with full title guarantee and clear of any Security Interests except for any Permitted Liens and Seller hereby agrees to warrant and defend such title forever against all claims and demands whatsoever.
This Bill of Sale, and any non-contractual obligations arising out of or in connection with it, is governed by English law.
Terms and expressions defined in the Sale Agreement have the same meanings when used in this Bill of Sale.
IN WITNESS whereof GOAL Verwaltungsgesellschaft mbH & Co. Projekt Nr. 32 KG has caused this Bill of Sale to be duly executed and delivered as a deed on [•] 2016 and delivered to the Buyer.

Executed and delivered )
as a deed behalf of )
GOAL Verwaltungsgesellschaft mbH )
& Co. Projekt Nr. 32 KG)
in the presence of:

SCHEDULE 4
 LIST OF DOCUMENTS AND EVIDENCE

Part 1

Seller's Conditions

1.	Copies, each certified by an officer of the Buyer to be a true, complete and up‑to‑date copy, of the constituent documents of the Buyer.
2.	Copies, each certified by an officer of the Buyer to be a true copy, and as being in full force and effect and not amended or rescinded, of resolutions of the board of directors of the Buyer:
(a)	approving the transactions contemplated by this Agreement and the Novation Agreement; and
(b)	authorizing a person or persons to sign and deliver on behalf of the Buyer this Agreement and the Novation Agreement and any notices or other documents to be given pursuant thereto.
3.	Specimen signatures, authenticated by an officer of the Buyer, of each of the authorized signatories referred to in sub‑clause 2(b) of this part 1 of schedule 4.
4.	An original copy of the Novation Agreement duly executed by the Buyer and the Lessee.
5.	Evidence of the acceptance of an agent for service of process in England on behalf of the Buyer in accordance with clause 16.2.
6.	Evidence that on Delivery each of the conditions precedent to the Novation Agreement shall have been satisfied, deferred or waived.
7.	The insurance certificate and borrowers undertaking referred to in clause 6.1.
8.	Receipt of the Purchase Price.
9.	A copy of the duly signed Acceptance Certificate and Effective Time Acknowledgement (as defined in the Novation Agreement).
10.	An opinion of the General Counsel of Buyer, to the effect that this Agreement and the Novation Agreement have been duly authorized, executed and delivered by Buyer in accordance with Delaware law.

Part 2

Buyer's Conditions

1.
A corporate certificate of the Seller signed by a managing director (Geschäftsführer) of the Seller's general partner (Komplementär) attaching and certifying as true, complete and up-to-date copies of the originals, the following documents:

(a)	commercial register excerpts (Handelsregisterauszüge) (which may be collected online with the relevant commercial register (Handelsregister) in relation to the Seller and its general partner (Komplementär);
(b)	specimen signatures of each of the authorized signatories that will sign and deliver this Agreement, or certified copies of the signed ID's (Personalausweis) of each of such persons that will sign and deliver this Agreement and the Novation Agreement, in each case being persons that (i) are registered as representatives of the Seller shown in the excerpts referred to in (a) above or (ii) have been granted a power of attorney as referred to in (c) below; and
(c)	powers of attorney for the persons executing this Agreement and the Novation Agreement whose power to execute this Agreement and the Novation Agreement is not evidenced in the excerpts referred to in (a) above.
2.	The Novation Agreement duly executed by the Seller and the Lessee.
3.	Evidence that on Delivery each of the conditions precedent to the Novation Agreement shall have been satisfied or waived.
4.	Evidence of acceptance of an agent for service of process in England on behalf of the Seller in accordance with clause 16.2.
5.
An opinion from Seller's legal counsel, to the effect that this Agreement, the Novation Agreement and the Comfort Letter have been duly authorized, executed and delivered by the Seller and GOAL German Operating Aircraft Leasing GmbH & Co KG, as relevant, in accordance with German law.

6.	The Comfort Letter duly executed by GOAL German Operating Aircraft Leasing GmbH & Co KG.
7.
The Consent of Pledgee consenting to the Aircraft transfer title duly executed by Bayersche Landesbank, which shall be placed in escrow with Selih & Partners and released to the Rojs, Peljhan, Prelesnik & Partners immediately prior to the Delivery.

8.
A signed confirmation letter by Bayerische Landesbank confirming that they shall, in accordance with the terms contained therein, instruct Selih & Partners (their Slovenian legal counsel) to submit the release and deletion notice in respect of the Residual Security on the Effective Time.

9.	A Mortgage deletion notice duly executed by Bayerische Landesbank which shall be placed in escrow with Selih & Partners prior to the Delivery.
10.	A Release of the Repossession Agreement duly executed by the Seller, which shall be placed in escrow with Selih & Partners prior to the Delivery.
11.
Written confirmation from Selih & Partners that it possesses all signed documents necessary to release the Residual Security at the Effective Time (with a complete list of such documents) and that the only remaining action to affect such release is the filing of the court proceeding to release the Residual Security. The above-mentioned confirmation (with a complete list of necessary documents) has to be accepted by Rojs, Peljhan, Prelesnik & Partners.

SCHEDULE 5 [DELETED]

SCHEDULE 6
 FORM OF COMFORT LETTER
___________________ 2016

To: Aerocentury Corp. (Purchaser)

Dear Sirs

Re:	Two (2) Bombardier CRJ-900 aircraft bearing manufacturer's serial numbers 15207 (Aircraft 1) and 15215 (Aircraft 2)

We refer to:
(a)	the Aircraft Sale Agreement in respect of Aircraft 1 dated __________ 2016 (between GOAL Verwaltungsgesellschaft mbH & Co. Projekt Nr. 32 KG (GOAL P32) and Purchaser (the Aircraft 1 SPA); and
(b)	the Aircraft Sale Agreement in respect of Aircraft 2 dated __________ 2016 (between GOAL Verwaltungsgesellschaft mbH & Co. Projekt Nr. 33 KG (GOAL P33) and Purchaser (the Aircraft 2 SPA).
The Aircraft 1 SPA and the Aircraft 2 SPA are together referred to as the Sale Agreements.
We hereby represent that, to the best of our knowledge, after due inquiry, the representations and warranties given by GOAL P32 and GOAL P33 in the Sale Agreements are, as of the date hereof, true and correct.

This Letter of Comfort is not, and nothing contained herein or done pursuant hereto shall be deemed to constitute, a direct or indirect guarantee, surety, debtorship, co-debtorship or an indemnity agreement by GOAL German Operating Aircraft Leasing GmbH & Co. KG.

This Letter of Comfort and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, the laws of England.

In witness whereof this letter has been executed and delivered as a deed on the above date.
Executed and delivered as a Deed by:
GOAL German Operating Aircraft Leasing GmbH & Co. KG

__________________ __________________
Name: Name:
Title: Title:

SCHEDULE 7
 FORM OF CONSENT OF PLEDGEE

SOGLASJE ZASTAVNEGA UPNIKA	CONSENT OF PLEDGEE

BAYERISCHE LANDESBANK, Brienner Strasse 18, 80333 München, Nemčija, ki ga zastopa odvetniška pripravnica Špela Remec iz odvetniške družbe  Odvetniki Šelih & partnerji, o.p., d.o.o., Komenskega ulica 36, Ljubljana, Slovenija

BAYERISCHE LANDESBANK, Brienner Strasse 18, 80333 Munich, Germany, represented by Ms. Špela Remec, associate at the law firm Odvetniki Šelih & partnerji, o.p., d.o.o., Komenskega ulica 36, Ljubljana, Slovenia na podlagi 172. člena Stvarnopravnega zakonika (SPZ), družbi GOAL Verwaltungsgesellschaft mbH & Co. Projekt Nr. 32 KG, Toelzer Strasse 15, 82031 Gruenwald, Nemčija kot zastavitelju izrecno dovoljuje in podaja soglasje k odtujitvi zastavljene premičnine, t.j. letala, vpisanega v Register zrakoplovov Republike Slovenije pri Javni agenciji za letalstvo z naslednjimi oznakami:

on the basis of Article 172 of Law of Property Code (Stvarnopravni zakonik – SPZ), allows the company GOAL Verwaltungsgesellschaft mbH & Co. Projekt Nr. 32 KG, Toelzer Strasse 15, 82031 Gruenwald, Germany as the mortgagor and expressly authorizes and approves the disposal of the movable property, i.e. aircraft registered in the Aircraft Register of Republic of Slovenia at the Civil Aviation Agency, with the following tags:

Registrska oznaka: S5-AAN Tip: Bombardier Inc., CL-600-2D24 Serijska številka: 15207 Datum vpisa: 19. 12. 2008 Številka vložka: 815	Registration number: S5-AAN Type: Bombardier Inc., CL-600-2D24 MSN: 15207 Date added: 19. 12. 2008 Entry number: 815
BAYERISCHE LANDESBANK kot zastavni upnik je že izdal izbrisno pobotnico za vknjižbo izbrisa vseh hipotek na zgornjem letalu, ki so bile vpisane v korist BAYERISCHE LANDESBANK. Ker je izbris hipotek iz registra pogojen še s sklepom sodišča in odločbo Javne agencije za civilno letalstvo o izbrisu hipotek ter zato časovno zamuden, upnik zastavitelju iz praktičnih razlogov izdaja tudi predmetno soglasje za odtujitev zastavljene premičnine.

BAYERISCHE LANDESBANK as pledgee has already issued a release of mortgage for the deletion of all mortgages on the above aircraft in favor of BAYERISCHE LANDESBANK. As the final deletion of the mortgages from the register is dependent on the court decision and decision of the Civil Aviation Agency and is thus quite time-consuming, the pledgee, for practical reasons, is also issuing this consent and approval for disposal of the pledged movable property.

Ljubljana, 16. 9. 2016	Ljubljana, 16 September 2016

BAYERISCHE LANDESBANK, zanj po pooblastilu odvetniška pripravnica Špela Remec iz odvetniške družbe Odvetniki Šelih & partnerji, o.p., d.o.o.	BAYERISCHE LANDESBANK, represented by Ms. Špela Remec, associate at the law firm Odvetniki Šelih & partnerji, o.p., d.o.o.

SCHEDULE 8
TABLE OF NET PURCHASE PRICE
Closing Date	Purchase Price	- Rent		- Security Deposit	- LOI Deposit	- Maintenance Reserves	Net Purchase Price
01.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
02.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
03.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
04.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
05.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
06.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
07.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
08.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
09.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
10.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
11.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
12.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
13.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
14.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
15.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
16.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
17.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
18.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
19.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
20.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
21.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
22.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
23.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
24.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
25.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
26.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
27.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
28.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
29.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]
30.09.2016	$18.450.000	[	****]	$236.750	$461.225	$8.464.027	[	****]

Confidential treatment requested. Omitted portions are marked with [****] and have been filed separately with the SEC.